Exhibit 99.2

Strategic Partnership Agreement This Strategic Partnership Agreement (the "Agreement") is made and entered into as of Date" signed below, by and between: YUGU AI LIMITED 8F - Zhongzheng District, Taipei, Taiwan 103 ConneXionONE Corp at worldwide. 1. DEFINITIONS 1. "Partnership" 2. "Services" 3. "Territory" - in this Agreement. 2.1 2.2 2.3 . - Page 1 of 3

Strategic Partnership Agreement - - sharing model, 4.1 - 10 4.2 Payments to ConneXionONE shall be made on a per project basis 4.3 5.1 three (3) years - - . 5.2 Either Party may terminate this Agreement immediately if: . 6. CONFIDENTIALITY 6.1 6.2 6.3 three (3) years . 7.1 7.2 non - Page 2 of 3

Strategic Partnership Agreement 8.1 8.2 Neither Party shall be liable for arising from this within in Taipei, Taiwan . laws of Taiwan . 10. MISCELLANEOUS . YUGU AI LIMITED By: Name & Title: Date: ConneXionONE Corp By: Name & Title: _ C h _ r _ i s C _ ha _ n _ g - _ CE _ O Date: _ 2/10 _ / 20 _ 2 _ 5 Page 3 of 3